Related Parties	12 Months Ended
Dec. 31, 2012
Related Parties
Related Parties

9.              Related Parties

Ownership in Our General Partner by the Management of Fund I and its Affiliates

As of December 31, 2012, Lime Rock Management, an affiliate of Fund I owned 100% of our general partner and Fund I owned an aggregate of approximately 32.1% of our outstanding common units and all of our subordinated units representing limited partner interests in us. As of December 31, 2011, Lime Rock Management owned 100% of our general partner and Fund I owned an aggregate of approximately 32.2% of our outstanding common units and all of our subordinated units representing limited partner interests in us. In addition, our general partner owned an approximate 0.1% general partner interest in us, represented by 22,400 general partner units, and all of our incentive distribution rights as of December 31, 2012 and 2011.

Contracts with our General Partner and its Affiliates

We have entered into agreements with our general partner and its affiliates. Refer to Note 1 for a description of those agreements. For the year ended December 31, 2012 and the period from November 16 to December 31, 2011, we paid Lime Rock Management approximately $2.1 million and $0.6 million either directly or indirectly related to these agreements, respectively.

In connection with the management of our business, ServCo, an affiliate of our general partner, provides services for invoicing and processing of payments to our vendors. Periodically, ServCo remits cash to us for the net working capital received on our behalf. Changes in the affiliates (payable)/receivable balances during the year ended December 31, 2012 are included below (in thousands):

		Lime Rock
	ServCo	Resources	Total

Balance as of December 31, 2011	$—	$(536)	$(536)
Expenditures	(74,765)	(11,708)	(86,473)
Cash paid for expenditures	62,844	4,423	67,267
Revenues and other	9,692	8,073	17,765
Balance as of December 31, 2012	$(2,229)	$252	$(1,977)

Distributions of Available Cash to Our General Partner and Affiliates

We will generally make cash distributions to our unitholders and our general partner pro rata. As of December 31, 2012 and 2011, our general partner and its affiliates held 5,049,600 of our common units, all of our subordinated units and 22,400 general partner units. During the year ended December 31, 2012, we paid cash distributions of $37.3 million to all unitholders as of the respective record dates. No cash distributions were made from November 16 to December 31, 2011.

We announced our fourth quarter 2012 distribution on January 18, 2013 as discussed in Note 14.

Predecessor Related Parties

Each of LRR A, LRR B and LRR C has a management agreement with Lime Rock Management, an affiliated entity, to provide management services for the operation and supervision of their respective funds. The management fee is determined by a formula based on the partners’ invested capital or the equity capital commitment. During the period from January 1 to November 15, 2011, the predecessor expensed $5.4 million in management fees to Lime Rock Management. The predecessor expensed $6.1 million related to management fees to Lime Rock Management for the year ended December 31, 2010.

For certain oil and natural gas properties where the predecessor is the operator, the predecessor receives income related to joint interest operations. For the period from January 1 to November 15, 2011, the predecessor received $0.9 million, of income, which reduced the management fee paid by the predecessor to Lime Rock Management. The predecessor did not record any such amounts during the year ended December 31, 2010. All related party transactions are at amounts believed to be commensurate with an arm’s-length transaction between parties and are stated at fair market value.